Exhibit 99.1
Aspen Insurance Holdings Limited October 30, 2008 Q3 2008 Earnings Conference Call AHL: NYSE

Safe Harbor Disclosure This slide presentation is for information purposes only. It should be read in conjunction with our financial supplement posted on our website on the Investor Relations page and with other documents filed or to be filed shortly by Aspen Insurance Holdings Limited (the "Company" or "Aspen") with the U.S. Securities and Exchange Commission. Non-GAAP Financial Measures In presenting Aspen's results, management has included and discussed certain "non-GAAP financial measures", as such term is defined in Regulation G. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain Aspen's results of operations in a manner that allows for a more complete understanding of the underlying trends in Aspen's business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP. The reconciliation of such non-GAAP financial measures to their respective most directly comparable GAAP financial measures in accordance with Regulation G is included herein or in the financial supplement, as applicable, which can be obtained from the Investor Relations section of Aspen's website at www.aspen.bm. Application of the Safe Harbor of the Private Securities Litigation Reform Act of 1995: This presentation contains, and Aspen's earnings conference call may contain, written or oral "forward-looking statements" within the meaning of the U.S. federal securities laws. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that do not relate solely to historical or current facts, and can be identified by the use of words such as "expect," "intend," "plan," "believe," "project," "anticipate," "seek," "will," "estimate," "may," "continue," and similar expressions of a future or forward-looking nature. All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in these statements. Aspen believes these factors include, but are not limited to: the continuing impact of the global financial crisis and credit crunch; a decline in the value of our investment portfolio or a rating downgrade of the securities in our portfolio; in respect of hurricane loss estimates such as Hurricanes Gustav and Ike, Aspen's reliance on loss reports received from cedants and loss adjustors, Aspen's reliance on industry loss estimates and those generated by modeling techniques, any changes in Aspen's reinsurers' credit quality and changes in assumptions on flood damage exclusions as a result of prevailing lawsuits and case law; the amount and timing of reinsurance recoverables and reimbursements actually received by Aspen from its reinsurers; the impact that our future operating results, capital position and rating agency and other considerations have on the execution of any capital management initiatives; our ability to execute our business plan to enter new markets, introduce new products and develop new distribution channels, including their integration into our existing operations; the impact of any capital management activities on our financial condition; the impact of acts of terrorism and related legislation and acts of war; the possibility of greater frequency or severity of claims and loss activity, including as a result of natural or man-made catastrophic events than our underwriting, reserving or investment practices have anticipated; evolving interpretive issues with respect to coverage after major loss events; the level of inflation in repair costs due to limited availability of labor and materials after catastrophes; the effectiveness of Aspen's loss limitation methods; changes in the availability, cost or quality of reinsurance or retrocessional coverage, which may affect our decision to purchase such coverage; the reliability of, and changes in assumptions to, catastrophe pricing, accumulation and estimated loss models; loss of key personnel; a decline in our operating subsidiaries' ratings with Standard & Poor's, A.M. Best Company or Moody's Investors Service; changes in general economic conditions including inflation, foreign currency exchange rates, interest rates and other factors that could affect our investment portfolio; the number and type of insurance and reinsurance contracts that we wrote at the January 1st and other renewal periods in 2008 and the premium rates available at the time of such renewals within our targeted business lines; increased competition on the basis of pricing, capacity, coverage terms or other factors; decreased demand for Aspen's insurance or reinsurance products and cyclical downturn of the industry; changes in governmental regulations, interpretations or tax laws in jurisdictions where Aspen conducts business; proposed and future changes to insurance laws and regulations, including with respect to U.S. state- and other government-sponsored reinsurance funds and primary insurers; Aspen or its Bermudian subsidiary becoming subject to income taxes in the United States or the United Kingdom; the effect on insurance markets, business practices and relationships of ongoing litigation, investigations and regulatory activity by insurance regulators and prosecutors. For a more detailed description of these uncertainties and other factors, please see the "Risk Factors" section in Aspen's Annual Reports on Form 10-K as filed with the U.S. Securities and Exchange Commission on February 29, 2008. Aspen undertakes no obligation to publicly update or revise any forward- looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made. In addition, any estimates relating to loss events involve the exercise of considerable judgment and reflect a combination of ground-up evaluations, information available to date from brokers and cedants, market intelligence, initial tentative loss reports and other sources. Due to the complexity of factors contributing to the losses and the preliminary nature of the information used to prepare these estimates, there can be no assurance that Aspen's ultimate losses will remain within the stated amount. 3

Financial Highlights: Q3 2008 5 Period Ended September 30 2008 2007 Change Gross Written Premiums 441.3 373.5 18.2%) Net Written Premiums 403.8 348.8 15.8%) Net Earned Premiums 434.2 419.7 3.5%) Underwriting Income (101.2) 65.1 (155.5)% Net Investment Income 19.3 72.4 (73.3)% Net Income / (Loss) after tax $(116.7) $117.2 (199.6)% Financial Ratios: Loss Ratio 95.2% 52.4% Expense Ratio 28.1% 32.1% Combined Ratio 123.3% 84.5% Annualized Operating ROE (14.4)% 18.7% Operating EPS $(1.02) $1.12 (191.1)% (US$ in millions, except per share data)

Financial Highlights: YTD 2008 7 Period Ended September 30 2008 2007 Change Gross Written Premiums 1,566.3 1,513.5 3.5%) Net Written Premiums 1,429.4 1,322.4 8.1%) Net Earned Premiums 1,223.1 1,309.9 (6.6)% Underwriting Income 42.9 208.0 (79.4)% Net Investment Income 128.9 218.7 (41.1)% Net Income after tax $91.4 $353.8 (74.2)% Financial Ratios: Loss Ratio 66.1% 54.8% Expense Ratio 30.4% 29.3% Combined Ratio 96.5% 84.1% Annualized Operating ROE 6.3% 20.3% Operating EPS $1.28 $3.52 (63.6)% (US$ in millions, except per share data)

Aspen's Worldwide Natural Catastrophe Exposures

Major peril zones, 100 year return period and our estimated losses from Hurricanes Ike and Gustav as a percentage of total shareholders' equity.


0%
Hurricanes Ike and Gustav
5%
10%
15%
17.5%
US Eastern Earthquake
US Pacific NW Earthquake
California Earthquake Japanese Earthquake and Typhoon
European Wind
US Hurricane
Group Risk Tolerance


US Eastern EQ
US Pacific North West EQ
US WS
California EQ
Japan EQ + WS
Europe WS

Source: Aspen analysis using RMS v7.0 occurrence exceedance probability at August 1, 2008

AHL: NYSE

5

Aspen's Estimated Exposure to 2008 Hurricanes Our estimated net losses from Hurricanes Ike and Gustav represent 5.43% of total shareholders' equity. Ike Gustav Total Segment $'m $'m $'m Property Reinsurance 127.5 3.7 131.2 International Insurance 64.1 5.7 69.8 US Property Insurance 7.5 7.5 15.0 Total Gross Loss 199.1 16.9 216.0 Reinsurance Recoveries, Reinstatements and Tax (57.9) (3.1) (61.0) Total Net Loss 141.2 13.8 155.0

Financial Highlights: Group Summary Q3 2008 Underwriting Revenues Underwriting Expenses Income Income Contribution 131 138 117 97 (135) (117) (136) (85) -160 -120 -80 -40 0 40 80 120 160 200 Operating Income Before Tax Income Before Tax Income After Tax Retained Income $ms 2007 Q3 2008 Q3 65 72 (101) 19 -150 -100 -50 0 50 100 Underwriting Income Net Investment Income $ms 2007 Q3 2008 Q3 220 76 59 355 413 70 52 535 0 200 400 600 Losses & Loss Expenses Acquisition Exp General Admin Expenses Total Underwriting Expenses $ms 2007 Q3 2008 Q3 374 25 349 420 441 38 404 434 0 100 200 300 400 500 GWP Premiums Ceded NWP NEP $ms 2007 Q3 2008 Q3

Financial Highlights: Group Summary YTD 2008 Underwriting Revenues Underwriting Expenses Income Income Contribution 406 416 354 293 159 110 91 33 0 80 160 240 320 400 480 Operating Income Before Tax Income Before Tax Income After Tax Retained Income $ms 2007 YTD 2008 YTD 208 219 43 129 0 50 100 150 200 250 Underwriting Income Net Investment Income $ms 2007 YTD 2008 YTD 718 236 148 1,102 809 212 160 1180 0 200 400 600 800 1,000 1,200 Losses & Loss Expenses Acquisition Exp General Admin Expenses Total Underwriting Expenses $ms 2007 YTD 2008 YTD 1,514 191 1,322 1,310 1,566 137 1,429 1,223 0 200 400 600 800 1000 1200 1400 1600 1800 GWP Premiums Ceded NWP NEP $ms 2007 YTD 2008 YTD

Key Performance Metrics: Q3 2008 Revenues Ratio Analysis 52 18 14 84 95 16 12 123 0 20 40 60 80 100 120 140 Loss Ratio Acquistion Expense Ratio Operating Expense Ratio Combined Ratio % 2007 Q3 2008 Q3 420 65 8 434 62 (42) -100 0 100 200 300 400 500 Net Earned Income Investment Income ex FOHF Funds of Hedge Funds $ms 2007 Q3 2008 Q3

Key Performance Metrics: YTD 2008 Revenues Ratio Analysis 25 18 11 84 66 17 13 97 0 10 20 30 40 50 60 70 80 90 100 Loss Ratio Acquistion Expense Ratio Operating Expense Ratio Combined Ratio % 2007 YTD 2008 YTD 1,310 186 33 1,223 177 (48) -200 0 200 400 600 800 1000 1200 1400 Net Earned Income Investment Income ex FOHF Funds of Hedge Funds $ms 2007 YTD 2008 YTD

Results by Business Segment: Q3 2008 GWP Underwriting Income 39 2 28 (64) 11 (31) (17) 1 -80 -60 -40 -20 0 20 40 60 Property Re Casualty Re International Insurance US Insurance $ms 2007 Q3 2008 Q3 140 78 129 28 153 80 181 28 0 20 40 60 80 100 120 140 160 180 200 Property Re Casualty Re International Insurance US Insurance $ms 2007 Q3 2008 Q3

Results by Business Segment: YTD 2008 GWP Underwriting Income 21 72 26 23 10 119 (4) (16) -20 20 60 100 140 Property Re Casualty Re International Insurance US Insurance $ms 2007 YTD 2008 YTD 522 380 513 98 508 319 639 101 0 100 200 300 400 500 600 700 Property Re Casualty Re International Insurance US Insurance $ms 2007 YTD 2008 YTD

Growth in ROE and Book Value Per Share Compounded Annual Growth Rate in BVPS over last 10 quarters of 17.1% 25 (*) Note: See Aspen's quarterly financial supplement for a reconciliation of diluted book value per share to basic book value per share, reconciliation of average equity to closing shareholders' equity in the Investor Relations section of Aspen's website at www.aspen.bm 2006 2007 2008 12.5% 20.4% 18.0% 22.4% 22.9% 20.4% 20.2% 22.8% 12.8% 20.4% -22.2% -25% -20% -15% -10% -5% 0% 5% 10% 15% 20% 25% 30% Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 ROE % 10 12 14 16 18 20 22 24 26 28 30 $ Diluted B/V Per Share Annualised ROE Diluted BV Per Share*

Fixed Income Portfolio by Asset Type 667.7 Asset-backed securities 226.0 Corporate bonds 1,015.9 355.9 1,009.3 Foreign corporates 366.7 Foreign governments 419.5 341.9 Municipals bonds 7.8 1,443.1 1,577.3 1,390.3 Commercial Mortgage-backed securities Government/Agency Structured Securities U.S. Government Unsecured Credit Agency securities Mortgage-backed secruities (GNMA, FNMA, FHLB)

Portfolio Ratings 87% of Portfolio 'AA' or Better, Overall Fixed Income 'AA+' Investment AAA AA A BBB Book Value $ Book Value % Unrealised Pre- Tax Position U.S. Government 100% - - - 650.2 14% 17.5 Agency securities 100% - - - 351.2 8% 4.7 Foreign governments 99% 1% - - 414.6 9% 4.9 Asset-backed securities 100% - - - 232.1 5% (6.1) Mortgage-backed secruities 100% - - - 1,005.3 22% 4.1 .. Commercial Mortgage-backed securities 98% 1% 1% - 367.3 8% (25.3) Corporate bonds 15% 36% 43% 6% 1,091.3 24% (75.4) Foreign corporates 53% 29% 12% 5% 373.3 8% (6.6) Municipals bonds 99% - - 1% 7.8 0% (0.0) TOTAL PORTFOLIO 76% 11% 11% 2% 4,493.0 100% (82.3) Ratings

Corporate Sector Allocations ISSUER Book Value $ Market Value $ Net Unreliased Gains/Losses BANKS 308.9 281.5 (27.4) FOREIGN BANKS 257.7 254.5 (3.2) OTHER FINANCE 172.5 162.7 (9.8) SECURITY BROKERAGE 167.2 140.0 (27.2) OIL, GAS & ELECTRIC 136.1 131.5 (4.6) TELEPHONE & COMMS 113.4 109.9 (3.4) HEALTHCARE 70.1 69.6 (0.4) COMPUTERS 55.6 54.3 (1.3) OTHER 183.2 178.6 (4.6) TOTAL PORTFOLIO 1,464.5 1,382.5 (82.0)

2008 Guidance ROE of 8% - 11% (assuming normal loss experience) 33 Guidance February 7, 2008 Guidance May 1, 2008 Guidance July 31, 2008 Guidance October 30, 2008 GWP $1.8 billion +- 5% $1.8 billion +- 5% $1.8 billion +- 5% $1.8 billion +- 5% % Premium Ceded 8% - 10% of GEP 8% - 10% of GEP 8% - 10% of GEP 8% - 10% of GEP Combined Ratio 88% - 93% 88% - 93% 88% - 93% 92% - 96% Net Investment Income on Fixed Income Securities, Short term Investments and Funds of Hedge Funds $290 - $320 million $250 - $285 million $230 - $265 million $170 - $225 million Net Return on Fixed Income and Short term Investments $240 - $255 million $230 - $245 million $230 - $245 million Net Return on Investments in Funds of Hedge Funds $10 - $30 million $0 - $20 million $(60) - $(20) million Tax Rate 13% to 16% 13% to 16% 13% to 16% 14% to 17% Assumed Cat-Load $135 million $135 million $115 million $230 million